SUPPLEMENT

Dated January 3, 2006

To

Prospectus Dated April 29, 2005

VARIABLE EXECUTIVE LIFE

Issued by

The Northwestern Mutual Life Insurance Company

And

Northwestern Mutual Variable Life Account

Following the close of business on the last business day of 2005, and starting on the 2006 policy anniversary, the current annual charge for mortality and expense risks is reduced from an annual rate of 0.75% to 0.60% of the Policy Value, less any Policy debt, for the first ten Policy years and is reduced from an annual rate of 0.32% to 0.17% thereafter (0.15% thereafter if a Cash Value Amendment is not attached). In addition, the range of current monthly cost of insurance charges is being changed to reflect changes in mortality experience, resulting in a change to the range of current monthly cost of insurance charges from $0.19—$641.49 per year per $1,000 of net amount at risk to $0.37—$924.39 per year per $1,000 of net amount at risk. The corresponding changes are made to the Prospectus as follows:

1.	In the second row of the table on page 2 under the heading “Periodic Charges Other than Fund Operating Expenses,” the “Current Amount Deducted” for “Monthly Policy Charge—Mortality and Expense Risk Charge” is reduced as of January 1, 2006 from “0.75% annually (monthly rate of 0.06250%) for the first ten Policy years and 0.32% annually (monthly rate of 0.02667%) thereafter,” to “0.60% annually (monthly rate of 0.05000%) for the first ten Policy years and 0.17% (monthly rate of 0.01417%) thereafter.” The “Maximum Amount Deducted” remains unchanged.

2.	Footnote (f) on the top of page 3 is amended to read as follows: “For Policies without the Cash Value Amendment the charge for Policy years eleven and later is 0.15% annually (monthly rate of 0.01250%).”

3.	In the third paragraph under the heading “Charges Against the Policy Value” on page 11, the third sentence is amended to read as follows: “Currently the charge is equal to an annual rate of 0.60% (0.05000% monthly rate) of Policy Value, less any Policy debt, for the first ten Policy years and 0.17% (0.01417% monthly rate) thereafter for Policies with the Cash Value Amendment, or 0.15% (0.01250% monthly rate) thereafter for Policies without the Cash Value Amendment.”

4.	In the first row of the table on page 2 under the heading “Periodic Charges Other than Fund Operating Expenses,” the “Current Amount Deducted” for “Monthly Policy Charge—Cost of Insurance Charge” is changed as of January 1, 2006 from “$0.19—$641.49 per year per $1,000 of net amount at risk” to “$0.37—$924.39 per year per $1,000 of net amount at risk.” The “Maximum Amount Deducted” remains unchanged.

5.	Footnote (c) on the bottom of page 2 is amended to read as follows: “For a sex neutral insured age 45 in the guaranteed issue non-tobacco risk classification, the current cost of insurance rate is $0.90 per year per $1,000 of net amount at risk.”

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